ACQUISITION AND DISPPOSAL OF SUBSIDIARIES (Tables)	12 Months Ended
Dec. 31, 2025
Sanhe Mingtai Digital Industrial Park Co., Ltd. (Sanhe Digital)
ACCRUED EXPENSES AND OTHER PAYABLES
Schedule of carrying amount of the net assets

RMB
Net assets acquired:
Current assets	3
Property and equipment, net	105,538
Land use rights, net	14,258
Deferred tax assets	2,232
Accrued expenses and other payables	(2,277)
Deferred tax liabilities	(2,758)
Total share consideration	116,996

Yiyun Hongtu (Shanghai) Big Data Technology Co., Ltd
ACCRUED EXPENSES AND OTHER PAYABLES
Schedule of carrying amount of the net assets

RMB
Cash and cash equivalents	500
Property and equipment, net	12,941
Land use rights, net	98,296
Intangible assets (Note 9)	512,526
Deferred tax liabilities	(129,259)
Redeemable noncontrolling interests (Note 18)	(218,299)
Total consideration
- Cash consideration	266,705
- Carrying amount of the acquirer’s previously held equity interests	10,000